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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) MAY 3, 2005
                                                         --------------


                              OVERHILL FARMS, INC.
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             (Exact name of registrant as specified in its charter)

         NEVADA                      001-16699                   75-2590292
----------------------------         ---------               -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (323) 582-9977
                                                          ----------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 3, 2005, the board of directors ("board") of Overhill Farms, Inc. ("Company") appointed a special committee of the board to evaluate strategic financial alternatives to optimize stockholder value, including any alternatives proposed by Piper Jaffray & Co., the Company's financial advisor. The members of the committee are Alexander Rodetis, Jr., Alexander Auerbach, and John E. McConnaughy, Jr., with Alexander Rodetis, Jr. serving as chairman of the committee. The compensation to be provided to committee members for their service on the committee is described in Exhibit 10.1 attached to this report. Other compensation payable to members of the board for their service also is described in Exhibit 10.1.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

             Number           Description
             ------           -----------

             10.1             Summary of Director Compensation *

             ---------------

                  * Management contract or compensatory plan or arrangement required to be filed pursuant to Item 601(b)(10).





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 6, 2005                OVERHILL FARMS, INC.

                                  By: /s/ John L. Steinbrun
                                      ------------------------------------------
                                      John L. Steinbrun, Chief Financial Officer



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                         EXHIBITS FILED WITH THIS REPORT

Number              Description
------              -----------

10.1                Summary of Director Compensation